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                                                                 EXHIBIT 23.2

                        Consent of Independent Auditors
                        -------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-44044) of our report dated June 13, 1997, included in the Annual Report of the Westinghouse de Puerto Rico Retirement Savings Plan on Form 11-K for the year ended December 31, 1996.

/s/ KPMG PEAT MARWICK LLP
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Pittsburgh, Pennsylvania
June 27, 1997